UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: September 19, 2017

(Date of earliest event reported)

Rice Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36273	46-3785773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Rice Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices and zip code)

(724) 271-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Rice Energy Inc. (the “Company”) is filing this Current Report on Form 8-K to provide certain financial information with respect to Vantage Energy, LLC and Vantage Energy II, LLC (the “Vantage Entities”) which the Company acquired on October 19, 2016 pursuant to that certain Purchase and Sale Agreement, dated September 26, 2016, among the Company, Rice Energy Appalachia LLC, Vantage Energy Investment LLC, Vantage Energy Investment II LLC and the Vantage Entities.

Included in this filing as Exhibit 99.1 are the unaudited condensed consolidated financial statements of Vantage Energy, LLC for the periods described in Item 9.01(a) below and the notes related thereto. Included in this filing as Exhibit 99.2 are the unaudited condensed combined financial statements of Vantage Energy II Group for the periods described in Item 9.01(a) below and the notes related thereto.

Item 9.01	Financial Statement and Exhibits.

(a)	Financial Statements

•	Unaudited condensed consolidated financial statements of Vantage Energy, LLC and its subsidiaries comprised of the condensed consolidated balance sheets as of September 30, 2016 and December 31, 2015, the related condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2016 and 2015 and the related notes to the unaudited condensed consolidated financial statements, attached as Exhibit 99.1 hereto.

•	Unaudited condensed combined financial statements of Vantage Energy II Group and its subsidiaries comprised of the condensed combined balance sheets as of September 30, 2016 and December 31, 2015, the related condensed combined statements of operations and cash flows for the nine months ended September 30, 2016 and 2015 and the related notes to the unaudited condensed combined financial statements, attached as Exhibit 99.2 hereto.

(d)	Exhibits.

Exhibit No.	Description

99.1	Historical unaudited condensed consolidated financial statements of Vantage Energy, LLC

99.2	Historical unaudited condensed combined financial statements of Vantage Energy II Group

EXHIBIT INDEX

Exhibit No.	Description

99.1	Historical unaudited condensed consolidated financial statements of Vantage Energy, LLC

99.2	Historical unaudited condensed combined financial statements of Vantage Energy II Group

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2017

RICE ENERGY INC.

/s/ DANIEL J. RICE IV
Daniel J. Rice IV
Director and Chief Executive Officer

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